SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of Earliest Event Reported): January 9, 2001

                             CHARLES & COLVARD, LTD.
             (Exact name of Registrant as specified in its charter)
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
      North Carolina                    0-23329                   56-0308470
(State or other jurisdiction of    (Commission File No.)   (IRS Employer Identification No.)
incorporation or organization)
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                             3800 Gateway Boulevard
                                    Suite 310
                        Morrisville, North Carolina 27560
          (Address of principal executive offices, including zip code)
                                 (919) 468-0399
              (Registrant's telephone number, including area code)

                        (Former name or Former Address if
                           Changed Since Last Report)

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ITEM 5.    Other Events.

         On January 9, 2001, Charles & Colvard, Ltd. announced its shipments and revenue expectations for the fourth quarter of 2000, its approximate cash position as of year-end and its letter agreement with Cree, Inc., its sole supplier, with respect to 2001 purchases.

           A copy of the press release issued by the Company is filed herewith as Exhibit 99.1. A copy of the agreement with Cree, Inc. is filed herewith as
Exhibit 99.2

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits

           99.1   Press Release dated January 9, 2001.
           99.2+ Letter Agreement between with Cree, Inc. and Charles & Colvard, Ltd. dated as of December 7, 2000.

           + We have requested confidential treatment of specific portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. The entire agreement has been filed separately with the Securities and Exchange Commission.
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                                    SIGNATURE

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHARLES & COLVARD, LTD.


Date: January 9, 2001             By:  /s/ Robert S. Thomas
                                       ---------------------------------------
                                           Robert S. Thomas
                                           President and Chief Executive Officer